Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Chapter 11 process

Negotiations on the comprehensive restructuring continued with the lenders until July 24, 2021 when Seadrill Limited entered into a PSA with the majority of the Company’s senior secured lenders as well as a backstop commitment letter entered into with certain of the Consenting Lenders. The agreements contemplate a Plan of Reorganization that will raise $350 million in new financing and reduce the Company’s liabilities by over $5 billion. The POR provides a clear pathway for Seadrill to restructure its balance sheet. See Note 1 - "General information" for further details.
Seadrill New Finance Limited and subsidiaries

On January 15, 2021 Seadrill New Finance Limited (“NSNCo”), a subsidiary holding company of Seadrill Limited, elected to default on its semi-annual interest payment in relation to its 12.0% senior secured notes due in 2025 (the “Notes”). Discussions with the 12.0% senior secured note holders due 2025 (the “Noteholders”) continued to be on-going with regards the terms of a comprehensive restructuring of the debt facility until a Restructuring Support Agreement (“RSA”) was reached with the Noteholders on July 2, 2021. NSNCo then entered a solicitation process that concluded on July 9, 2021 with 80% of the principal Noteholders approving amendments to the indenture governing the Notes.

Pursuant to the RSA, the consenting Noteholders have also agreed to forbear from exercising enforcement rights or otherwise take actions against the Issuer and any subsidiary of the Issuer which is an obligor under the Notes in respect of certain events of default that may arise under the Notes, including in respect of the Issuer not making the semi-annual cash interest payments due to the Noteholders on January 15, 2021 and July 15, 2021, until the earlier of the completion of the restructuring transactions described therein and termination of the RSA.

Effective July 9, 2021, NSNCo entered into a supplemental indenture related to the Notes. The amendment permits NSNCo to use repayments made on the Notes, previously held as restricted cash, to fund reorganization expenses and to advance funds to SeaMex Ltd to meet their ongoing operating and administrative needs.
Northern Ocean settlement

On August 8, 2021 we reached a settlement agreement with Northern Ocean Ltd (“NOL”) predominantly with respect to balances outstanding from our preparation of the West Mira and West Bollsta . The settlement agreement closes all outstanding balances, claims and counter-claims between the companies and their respective subsidiaries by way of set-off as full and final settlement. Further, the settlement agreement sets out that we will provide certain transition services to any prospective new managers in respect of NOL’s rigs and requires us to restart bareboat lease payments for the West Bollsta from August 10, 2021, alongside our continued operation of the rig on the Lundin contract.

The settlement agreement is subject to certain conditions, including, but not limited to, obtaining approval by the US bankruptcy court under our Chapter 11 protection.

West Hercules Charter arrangement

In August 2021 there was an amendment to the West Hercules Charter agreement, removing the existing call options and purchase obligations. Upon final agreement of this amendment, expected in the second half of 2021, the lease will fail to qualify as a capital lease, triggering a disposal of the rig.

West Freedom disposal

The West Freedom was sold to New Fortress Energy Fast LNG Operations LLC for $5 million on July 2, 2021. As the rig was fully impaired in 2020 the total consideration will be recognized as a gain on disposal in the second half of the year.